BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST
BlackRock Summit Cash Reserves Fund

Supplement dated March 9, 2007 to the
Prospectus dated October 2, 2006


Effective immediately, the section entitled "How Shares are Priced" on p. 18 of the Fund's Prospectus is amended to delete the second sentence in the first paragraph and replace it with the following:

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.





Code #SUMMIT-PR-SUP-0307